UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 8, 2020

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Sherman Street, Suite 1200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On June 4, 2020, in connection with SM Energy Company’s (the “Company”) previously announced private exchange offers (the “Exchange Offers”) in respect of its outstanding 6.125% Senior Notes due 2022, 5.0% Senior Notes due 2024, 5.625% Senior Notes due 2025, 6.75% Senior Notes due 2026 and 6.625% Senior Notes due 2027 (collectively, the “Senior Notes”), the Company received a letter from counsel purporting to represent certain holders of Senior Notes inquiring (i) whether the new senior secured notes that the Company expects to issue upon the closing of the Exchange Offers are contemplated under the definition of “Credit Facilities” in the indentures governing the Senior Notes and (ii) as to available capacity under the provisions in the indentures governing the Senior Notes linked to its “Adjusted Consolidated Net Tangible Assets.”
On June 8, 2020, the Company’s counsel responded in writing to confirm that (i) the new senior secured notes that the Company expects to issue upon the closing of the Exchange Offers are contemplated under the definition of “Credit Facilities” in the indentures governing the Senior Notes and (ii) the Company would have sufficient capacity to issue such new senior secured notes under the provisions in the indentures governing the Senior Notes linked to its “Adjusted Consolidated Net Tangible Assets.”

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	June 8, 2020	By:	/s/ DAVID W. COPELAND
David W. Copeland
Executive Vice President, General Counsel, and Corporate Secretary